CONSOLIDATED STATEMENTS OF CASH FLOWS	7 Months Ended
Dec. 31, 2024 USD ($)
Operating Activities
Net earnings	$ 0
Change in assets and liabilities	0
Net cash flow provided by operating activities	0
Investing Activities
Net cash flow provided by investing activities	0
Financing Activities
Net cash flow provided by financing activities	0
Net increase in cash and cash equivalents	0
Cash and cash equivalents at beginning of year	0
Cash and cash equivalents at end of year	$ 0